LIQUID CASH TRUST

 (A Portfolio of Money Market Obligations Trust)
Supplement to Prospectus dated September 30, 2007

      1. A Special Meeting of Shareholders of Liquid Cash Trust will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m.
(Eastern time) on April 4, 2008. At this meeting, shareholders will be asked to vote on the following matters:

To approve or disapprove a proposed Agreement and Plan of Reorganization (the "Reorganization") pursuant to which Government Obligations Fund, also a portfolio of Money Market Obligations Trust, would acquire all of the assets of Liquid Cash Trust in exchange for Institutional Shares of Government Obligations Fund to be distributed pro rata by Liquid Cash Trust in complete liquidation and termination of Liquid Cash Trust.

The shareholders may also vote upon any other business that may properly come before the Special Meeting or any adjournments thereof.

If approved by shareholders, this Reorganization will take effect on or about April 11, 2008.

Shareholders will be notified if the Reorganization is not approved.

              Please keep this supplement for your records.




                                                             February 15, 2008





Cusip 60934N757
37886 (9/08)











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